Exhibit 10.18a

EXECUTION VERSION

AMENDMENT NO. 1 TO CREDIT AGREEMENT

AMENDMENT dated as of May 28, 2015 (the “Amendment”) to the Credit Agreement dated as of July 15, 2014 (the “Credit Agreement”) among ESTÉE LAUDER COMPANIES INC. (the “Company”), the eligible subsidiaries listed therein, the lenders party thereto (collectively, the “Lenders”; individually, a “Lender”) and JPMORGAN CHASE BANK, N.A., as Administrative Agent (the “Administrative Agent”), Issuing Bank and Swingline Lender.

The parties hereto agree as follows:

Section 1.      Defined Terms; References. Unless otherwise specifically defined herein, each term used herein that is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement. Each reference to “hereof”, “hereunder”, “herein” and “hereby” and each other similar reference and each reference to “this Agreement” and each other similar reference contained in the Credit Agreement shall, after this Amendment becomes effective, refer to the Credit Agreement as amended hereby.

Section 2.      Amendments to the Credit Agreement.

(a)        The following definition in Section 1.01 of the Credit Agreement is amended and restated in its entirety as follows:

“Letter of Credit Sublimit” means a Dollar Amount equal to $50,000,000.

(b)        The Termination Date for each Lender listed on Schedule I to this Amendment is hereby extended to July 15, 2020 or, if such day is not a Euro-Currency Business Day, the next preceding Euro- Currency Business Day, as such date for such Lender may be extended from time to time pursuant to Section 2.22 of the Credit Agreement.

(c)        The Commitment Schedule attached to the Credit Agreement is hereby amended and restated in its entirety pursuant to Section 4 hereof as set forth on Schedule I to this Amendment, which Commitment Schedule gives effect to the Assignment (described further in Section 4 below).

Section 3.      Representations of the Company. The Company represents and warrants that (i) the representations and warranties of the Company set forth in Article 4 of the Credit Agreement shall be true in all material respects on and as of the Amendment Effective Date, except to the extent they expressly relate to an earlier date in which case they shall be true in all material respects as of such earlier date and (ii) no Default or Event of Default shall have occurred and be continuing on the Amendment Effective Date.

Section 4.      Assignment. State Street Bank and Trust Company (the “Assignor”) proposes to assign (the “Assignment”) to Royal Bank of Canada (the “Assignee”) all of the rights and obligations of the Assignor under the Credit Agreement in respect of the full amount of the Assignor’s Commitment thereunder, which Commitment is in a Dollar Amount equal to $35,000,000 (the “Assigned Amount”). As of the date hereof, there are no Loans or Letters of

Credit outstanding under the Credit Agreement. Pursuant to this Section 4, the Assignor hereby assigns and sells to the Assignee all of the rights of the Assignor under the Credit Agreement to the extent of the Assigned Amount, and the Assignee hereby accepts such assignment from the Assignor and assumes all of the obligations of the Assignor under the Credit Agreement to the extent of the Assigned Amount. The Assignment shall be effective as of the date (the “Assignment Effective Date”) each of the following conditions are satisfied: (i) the execution of this Amendment by each of the Assignor (solely with respect to Section 4 hereof) and the Assignee and (ii) the payment by the Assignee of an amount equal to the purchase price (if any) agreed between Assignor and Assignee. It is understood that facility and Letter of Credit fees accrued to the Assignment Effective Date in respect of the Assigned Amount are for the account of the Assignor and such fees accruing from and including the Assignment Effective Date are for the account of the Assignee. Each of the parties hereto agree that the Assignment shall be subject solely to the terms set forth in this Section 4 and the Assignment shall be valid notwithstanding any nonconformity to Section 10.06 of the Credit Agreement or the terms of the Assignment and Assumption Agreement included in Exhibit F to the Credit Agreement.

Upon the Assignment Effective Date the Commitments of the Assignor shall be reduced to $0, and the Assignor shall be released from its obligations under the Credit Agreement. The assignment provided for in this Section 4 shall be without recourse to the Assignor. The Assignor makes no representation or warranty in connection with, and shall have no responsibility with respect to, the solvency, financial condition, or statements of any Obligor, or the validity and enforceability of the obligations of any Obligor in respect of the Credit Agreement or any Note. The Assignee acknowledges that it has, independently and without reliance on the Assignor, and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Assignment and will continue to be responsible for making its own independent appraisal of the business, affairs and financial condition of each Obligor.

Section 5.      Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

Section 6.      Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.  Delivery of an executed signature page hereto by facsimile or electronic transmission (e.g., “pdf” or “tif”) shall be as effective as delivery of a manually executed counterpart hereof.

Section 7.      Conditions to Effectiveness. This Amendment shall become effective upon satisfaction of the following conditions (such date, the “Amendment Effective Date”):

(a)           Executed Amendment. The Administrative Agent shall have received from each of the Obligors and Lenders comprising, in the case of Section 2(a), the Required Lenders and in the case of Section 2(b) each affected Lender, a counterpart hereof signed by such party.

(b)           Fees. The Administrative Agent shall have received all fees and other amounts due and payable on or prior to the Amendment Effective Date, including reimbursement or payment of all reasonable out-of-pocket costs and expenses to be reimbursed by the Company.

The Assignment provided for in Section 4 shall be further subject to the occurrence of the Assignment Effective Date.

Section 8.      Reaffirmation. Notwithstanding the effectiveness of this Amendment and the transactions contemplated hereby (i) the Company and each Eligible Subsidiary acknowledge and agree that each loan document to which it is a party is hereby confirmed and ratified and shall remain in full force and effect according to its respective terms (in the case of the Credit Agreement, as amended hereby) and (ii) the Company hereby confirms and ratifies its continuing unconditional obligations under the guaranty contained in Article 11 of the Credit Agreement.

[Signature Pages to Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

THE ESTÉE LAUDER COMPANIES INC.

By:	/s/ Adil Mistry
	Name:	Adil Mistry
	Title:	Senior Vice President and Corporate Treasurer

ESTÉE LAUDER NV

By:	/s/ Adil Mistry
	Name:	Adil Mistry
	Title:	Senior Vice President and Corporate Treasurer

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent, Issuing Bank and a Lender

By:	/s/ Alicia Schreibstein
	Name:	Alicia Schreibstein
	Title:	Vice President

Solely with respect to Section 4:

STATE STREET BANK AND TRUST COMPANY, as Assignor

By:	/s/ Deirdre M. Holland
Deirdre M. Holland
Managing Director

ROYAL BANK OF CANADA, as Assignee and Lender

By:	/s/ William Chiu
	Name:	William Chiu
	Title:	Authorized Signatory

CITIBANK, N.A., as a Lender

By:	/s/ Lisa Huang
	Name:	Lisa Huang
	Title:	Vice President

BNP Paribas, as a Lender

By:	/s/ Pamela Fitton
	Name:	Pamela Fitton
	Title:	Managing Director

By:	/s/ Melissa Dyki
	Name:	Melissa Dyki
	Title:	Director

Bank of America, N.A.

By:	/s/ J. Casey Cosgrove
	Name:	J. Casey Cosgrove
	Title:	Director

The Bank of Tokyo-Mitsubishi UFJ, Ltd.

By:	/s/ Adrienne Young
	Name:	Adrienne Young
	Title:	Vice-President

GOLDMAN SACHS BANK USA

By:	/s/ Rebecca Kratz
	Name:	Rebecca Kratz
	Title:	Authorized Signatory

HSBC Bank USA, National Association

By:	/s/ Jason Fuqua
	Name:	Jason Fuqua
	Title:	Vice President

U.S. BANK NATIONAL ASSOCIATION

By:	/s/ Frances W. Josephic
	Name:	Frances W. Josephic
	Title:	Vice President

INDUSTRIAL AND COMMERCIAL BANK OF CHINA LIMITED, NEW YORK BRANCH

By:	/s/ Vito Ferrara
	Name:	Vito Ferrara
	Title:	Deputy General Manager

Banco Bilbao Vizcaya Argentaria, S.A. New York Branch

By:	/s/ Anne Maureen Sarfati
	Name:	Anne Maureen Sarfati
	Title:	Vice President-Structured Finance North America

[for Lenders requiring two signature blocks]

By:	/s/ Mauricio Benitez
	Name:	Mauricio Benitez
	Title:	Director

The Northern Trust Company

By:	/s/ Sophia Love
	Name:	Sophia Love
	Title:	Senior Vice President

SCHEDULE I

COMMITMENT SCHEDULE

LENDER	COMMITMENT

JPMorgan Chase Bank, N.A.	$120,000,000.00

Citibank, N.A.	$120,000,000.00

BNP Paribas	$120,000,000.00

Bank of America, N.A.	$105,000,000.00

The Bank of Tokyo-Mitsubishi UFJ, Ltd.	$105,000,000.00

Goldman Sachs Bank USA	$72,500,000.00

HSBC Bank USA, National Association	$72,500,000.00

U.S. Bank National Association	$72,500,000.00

Industrial and Commercial Bank of China Limited New York Branch	$72,500,000.00

Royal Bank of Canada	$70,000,000.00

Banco Bilbao Vizcaya Argentaria, S.A. New York Branch	$35,000,000.00

The Northern Trust Company	$35,000,000.00

TOTAL	$1,000,000,000